Exhibit 99.1
Patient Living with PKU July 19, 2023 PTC Therapeutics PKU Deep Dive

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements contained in this presentation, other than statements of historic fact, are forward-looking statements, including statements with respect to (i) 2023 total revenue guidance and (ii) 2023 net product revenue guidance for the DMD franchise, statements with respect to the future expectations, plans and prospects for PTC, including with respect to the expected timing of clinical trials and studies, availability of data, regulatory submissions and responses and other matters, future operations, future financial position, future revenues, projected costs; and the objectives of management. Other forward-looking statements may be identified by the words, "guidance", "plan," "anticipate," "believe," "estimate," "expect," "intend," "may," "target," "potential," "will," "would," "could," "should," "continue," and similar expressions. PTC's actual results, performance or achievements could differ materially from those expressed or implied by forward-looking statements it makes as a result of a variety of risks and uncertainties, including those related to: the outcome of pricing, coverage and reimbursement negotiations with third party payors for PTC's products or product candidates that PTC commercializes or may commercialize in the future; expectations with respect to potential regulatory submissions and commercialization of sepiapterin for phenylketonuria, or PKU, and potential development and regulatory milestone payments that PTC may be obligated to make with regards to sepiapterin; expectations with respect to Upstaza, including any regulatory submissions and potential approvals, commercialization, manufacturing capabilities and the potential financial impact and benefits of its leased biologics manufacturing facility and the potential achievement of development, regulatory and sales milestones and contingent payments that PTC may be obligated to make; PTC's ability to maintain its marketing authorization of Translarna for the treatment of nmDMD in Brazil, Russia, the European Economic Area (EEA) and other regions, including whether the European Medicines Agency (EMA) determines in future annual renewal cycles that the benefit-risk balance of Translarna authorization supports renewal of such authorization; PTC's ability to complete Study 041, which is a specific obligation to continued marketing authorization in the EEA; PTC's ability to utilize results from Study 041, a randomized, 18-month, placebo-controlled clinical trial of Translarna for the treatment of nmDMD followed by an 18- month open-label extension, to support a marketing approval for Translarna for the treatment of nmDMD in the United States and a conversion to a standard marketing authorization in the EEA; expectations with respect to the commercialization of Evrysdi under our SMA collaboration; expectations with respect to the commercialization of Tegsedi and Waylivra; significant business effects, including the effects of industry, market, economic, political or regulatory conditions; changes in tax and other laws, regulations, rates and policies; the eligible patient base and commercial potential of PTC's products and product candidates; PTC's scientific approach and general development progress; PTC's ability to satisfy its obligations under the terms of its lease agreements, including for its leased biologics manufacturing facility; PTC's ability to satisfy its obligations under the terms of the secured credit facility with Blackstone; the sufficiency of PTC's cash resources and its ability to obtain adequate financing in the future for its foreseeable and unforeseeable operating expenses and capital expenditures; and the factors discussed in the "Risk Factors" section of PTC's most recent Annual Report on Form 10-K, as well as any updates to these risk factors filed from time to time in PTC's other filings with the SEC. You are urged to carefully consider all such factors. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. There are no guarantees that any product will receive or maintain regulatory approval in any territory, or prove to be commercially successful, including Translarna, Emflaza, Upstaza, Evrysdi, Tegsedi, Waylivra or sepiapterin. The forward-looking statements contained herein represent PTC's views only as of the date of this presentation and PTC does not undertake or plan to update or revise any such forward-looking statements to reflect actual results or changes in plans, prospects, assumptions, estimates or projections, or other circumstances occurring after the date of this presentation except as required by law. 2 Forward-Looking Statements PKU Presentation

Matt Klein Chief Executive Officer, PTC Therapeutics Ania Muntau Professor of Pediatrics, Chair, University Children's Hospital, University Medical Center, Hamburg Eppendorf, Germany 3 Kylie O’Keefe Chief Commercial Officer, PTC Therapeutics PKU Presentation Presenters

Agenda 4 PKU Presentation Commercial Landscape for Sepiapterin 2 Clinical Practice in PKU 3 1 Overview of PTC and Sepiapterin

Continued Success Across Our Commercial Portfolio 5 PKU Presentation Distributed in 50+ countries with continued growth from new patients and geographic expansion First and only corticosteroid for all US DMD patients with growth from new patient starts and favorable access Established market leadership in all major markets with continued growth expected For treatment of hATTR with LATAM patients benefiting through early-access programs For treatment of FCS and FPL, with LATAM patients benefiting through early-access programs First EMA-approved disease-modifying treatment for AADC deficiency for patients 18 months and older

Strong Commercial Revenue Guidance for 2023 $395 - $435M Other $545 - $565M DMD 6 PKU Presentation $940M-$1B

7 PKU Presentation Substantial Pipeline Progress Expected in H2 2023 Translarna FDA Type C Meeting H2 Upstaza BLA Submission Q3 Vatiquinone FA FDA Type C Meeting H2 Sepiapterin NDA Submission Q4 Translarna CHMP Type II Variation Opinion Q3 Clinical Trials Regulatory Activities*

APHENITY Topline Results 8 PKU Presentation

APHENITY Topline Results Demonstrate Clinical and Statistically Significant Benefit Achieved primary endpoint in placebo-controlled portion of study with statistically significant (p<0.0001) blood phenylalanine (Phe) reduction Demonstrated substantial Phe reduction in both the overall primary analysis population (63%) and the subset of classical PKU patients (69%) Achieved Phe reduction sufficient to bring 84% of study patients within US guidelines for Phe reduction <360 µmol/L Well tolerated with no serious adverse events 9 PKU Presentation

Sepiapterin Treatment Resulted in Clinically Significant Blood Phe Reduction -70 -60 -50 -40 -30 -20 -10 0 10 Sepiapterin Overall Primary Analysis Population Classical PKU Patients Mean % Blood Phe Reduction Mean % Blood Phe Reduction N=49 63% 586 464 1% N=49 -70 -60 -50 -40 -30 -20 -10 0 10 Sepiapterin Placebo N=6 69% 3% N=9 (p<0.0001) (p<0.001) 10 PKU Presentation Mean % Blood Phe Reduction Placebo

EU guidelines: ≥12 years of age Vast Majority of Patients Achieved Guidelines Target Blood Phe Levels 93% Achieved <600µmol/L Blood Phe US guidelines: all ages EU guidelines: <12 years of age 84% Achieved <360µmol/L Blood Phe 11 PKU Presentation

Sepiapterin Part 1 Treatment Effect in Patients Receiving Sapropterin at Study Entry 800 700 600 500 400 300 200 100 0 Mean Blood Phe (µmol/L) (N=27 patients) Mean blood Phe on sapropterin (µmol/L) at study entry Mean blood Phe (µmol/L) following 7-day washout Mean blood Phe (µmol/L) on sepiapterin in Part 1 48% lower Phe levels following sepiapterin treatment in those patients receiving sapropterin at study entry Guideline Target 12 PKU Presentation

Initial Phe Tolerance Data in Open-Label Extension

aphenity
extension study



Increase in Dietary Phe Intake
Prescribed Phe Consumption (mg/kg/day)
140
120
100
80
60
40
20
0
Adult recommended Phe intake
M1 W1-W2 (BL)
M2 W1-W2
M2 W3-W4
M3 W5-W6
M3 W7-W8
M4 W9-W10
M4 W11-W12
M5 W13-W14
M5 W15-W16
M6 W17-W18
M6 W19-W20
M7 W21-W22
(N=12)
(N=4)



Blood Phe Levels
Mean Blood Phe (µmol/L)
300
250
200
150
100
50
0
M1 W1-W2 (BL)
M1 W3-W4
M2 W1-W2
M3 W5-W6
M4 W9-W10
M5 W13-W14
M6 W17-W18
M7 W21-W22
(N=12)
(N=4)

13 | PKU Presentation

PTC THERAPEUTICS

Agenda 14 PKU Presentation Commercial Landscape for Sepiapterin 2 Clinical Practice in PKU 3 1 Overview of PTC and Sepiapterin

Overview of Phenylketonuria (PKU) 1. Blau N, et al. The Lancet. 2010;376:1417-1427. 2. Mitchell JJ, et al. Genet Med. 2011; 13:697-707. 3. Hillert, et al. The American Journal of Human Genetics 2020;107,1-17. 15 PKU Presentation Both environment (dietary intake of Phe) and genotype are causal components of PKU PAH genotype may not predict the clinical phenotype or be used to evaluate or treat the disease2 Variants in PAH, the gene that encodes PAH, lead to impaired PAH function and cause PKU 1 More than 1,000 variants in the human PAH gene have been identified1,3 PKU is an inherited, autosomal recessive condition1

The Role of PAH in Phe Metabolic Pathway

PAH catalyzes the first and rate-limiting step in the metabolic pathway of Phe, conversion of Phe to Tyr[1]

BH_4 corrects misfolding and early degradation of PAH and by this improves in-vivo PAH enzyme activity[2]

Impaired PAH enzymic function leads to a systemic accumulation of Phe

Phenylalanine Hydroxylating System[2]


GTP
GTPCH
PTPS
SR
BH4
NAD+
O2
Phenylalanine
DHPR
NADH
q-dihydrobiopterin
LIVER
Fe+2
PAH
H2O
PCD
Tyrosine
4a-hydroxy-BH4

Blau N, et al. 2010

DHPR, dihydropteridine; GTP, guanosine triphosphate; GTPCH, GTP cyclohydrolase; HPA, hyperphenylalaninemia; PAH, phenylalanine hydroxylase; PCD, carbinolamie-4a-dydropterin; Phe, phenylalanine; PTPS, 6-pyruvoyl-tetra-hydopterin synthase. 1. Flydal MI, Martinez A. IUBMB Life. 2013;65:341-349. 2. Blau N, et al. The Lancet. 2010;376:1417-1427.

16 | PKU Presentation

Elevated Blood Phe Interferes With Normal Production of Neurotransmitters and Leads to PKU

Elevated blood Phe level and accumulation of Phe in the brain is toxic to the central nervous system and impairs neurological functions

Excessive Phe Impact

- White matter lesion and reduced myelin production
- Formation of amyloid-like Phe aggregates
- Reduced cerebral glucose metabolism
- Alteration of methylation pattern of a panel of genes
- LNAA deficiency due to Phe-mediated competition for LAT1
- Oxidative stress
- Neurotransmitter deficiency
- Cardiovascular and renal effects

Phe, phenylalanine; PKU, phenylketonuria.
van Spronsen FJ, et al. Nat Rev Dis Primers. 2021;7:36.

17 | PKU Presentation

PKU Severity Is Associated With Higher Blood Phe Levels and Decreasing Phe Tolerance • Patients with PKU are intolerant of dietary intake of the essential amino acid Phe11 18 PKU Presentation Blood Phe level Normal Mild HPA Mild/Moderate PKU Severe PKU Dietary Phe tolerance 50–110 µmol/L 120–600 µmol/L 600–1,200 µmol/L >1,200 µmol/L 250–300 mg 350–400 mg 400–600 mg Complete to near-complete loss of PAH function Normal PAH function Partially inhibited PAH function PAH variants associated with loss of PAH function HPA, hyperphenylalaninemia; PAH, phenylalanine hydroxylase; Phe, phenylalanine; PKU, PKU, phenylketonuria. 1 Blau N, et al. The Lancet. 2010;376:1417-1427.

PKU Management Guidelines ACMG (US) TREATMENT GUIDELINES1 EU TREATMENT GUIDELINES 2 The treatment of PKU should be initiated as early as possible. No intervention is required if the blood phenylalanine concentration is less than 360 μmol/L. Treatment is recommended up to the age of 12 years if the phenylalanine blood concentration is between 360 μmol/L and 600 μmol/L, and lifelong treatment is recommended if the concentration is more than 600 μmol/L. Treatment is lifelong with a goal of maintaining blood phe levels in the range of 120-360 µmol/l (2-6 mg/dl) in patients of all ages. Treatment target concentrations are as follows: 120–360 μmol/L for individuals aged 0–12 years and for maternal PKU, and 120–600 μmol/L for non-pregnant individuals older than 12 years. • Guidelines focus on Phe levels that are 10x normal levels 19 PKU Presentation 1Vockley, Andersson, Antshel et al, Phenylalanine hydroxylase deficiency: diagnosis and management guideline, Genetics in Medicine, 2014, doi:10-1038/gim.2013.57 and Singh, Rohr, Frazier, etc al, Recommendations for the nutrition management of phenylalanine hydroxylase deficiency, Genetics in Medicine, 2014, doi:10- 1038/gim.2013.179. 2van Wegberg AMJ, MacDonald A, Ahring K, Bélanger-Quintana A, Blau N, Bosch AM, Burlina A, Campistol J, Feillet F, Giżewska M, Huijbregts SC, Kearney S, Leuzzi V, Maillot F, Muntau AC, van Rijn M, Trefz F, Walter JH, van Spronsen FJ. The complete European guidelines on phenylketonuria: diagnosis and treatment. Orphanet J Rare Dis. 2017 Oct 12;12(1):162.

Types of Dietary Treatment Barriers to Long-Term Continuation Lifelong Diet Restrictions Remain a Key Requirement for PKU Patients Low-protein diet Phe-free medicinal foods Modified low-protein products Glycomacropeptide High concentration of LNAA Palatability, lack of variety of PKU diet Prohibitive costs of medicinal foods Potential lack of insurance coverage Risk of malnutrition Increased GI issues from microbiome Social barriers 20 PKU Presentation LNAA, large neutral amino acid; Phe, phenylalanine, PKU, phenylketonuria. Lowe TB, et al. Orphanet J Rare Dis. 2020;15:266.

Diet Restrictions Alone Result in Suboptimal Outcomes Suboptimal Outcomes in PKU Treated With Dietary Treatment Alone Despite early and continuous management of diet alone, PKU patients may experience cognitive symptoms as well as emotional and behavioral problems Adults • Depressed mood • Generalized anxiety • Phobias • Decreased positive emotions • Social maturity deficit • Social isolation • Low bone density Children and Adolescents • Poor academic performance due to PKU-related suboptimal learning capability • Executive function abnormalities • Reduced processing speeds • Impaired bone formation 21 PKU Presentation PKU, phenylketonuria. Enns GM, et al. Mol Genet Metab. 2010;101:99--109.

Two Main Goals of Therapy for PKU Patients 22 PKU Presentation Decreased Blood Phe Levels Increased Dietary Protein Intake (Phe Tolerance)

Clinician-Reported Challenges With Two Currently Approved Treatments for PKU

KUVAN®
(sapropterin dihydrochloride)
Tablets or Powder for Oral Solution

Indication: For adult and pediatric patients ≥1 month

Clinician Reported Challenges

- Sapropterin has a limited response rate and Phe reduction, both initially and over time
- Classical PKU patients receive little to no Phe reduction from sapropterin

Palynziq®
(pegvaliase-pqpz) Injection

Indication: Adults who have uncontrolled blood Phe (>600 μmol/L) on existing management

Clinician Reported Challenges[1,2]

- Palynziq is indicated only for adults
- Demonstrated safety issues, including anaphylaxis
- Inconvenient injectable administration, and lengthy titration process

23 | PKU Presentation

[2]PALYNZIQ label (pegvaliase-pqpz) – Accessdata.fda.gov, [3]Kramer, J. et al. Mol Genet Metab 2023; 139: 1-9

PTC THERAPEUTICS

Mechanistic Advantages of Sepiapterin Over Sapropterin GI Tract Plasma Co-Factor Therapies Cell Membrane Intracellular (liver, brain, kidney) Synthetic Sepiapterin (PTC923) Rapid Cross-Membrane Active Transport Sepiapterin Sepiapterin reductase Oxidation Synthetic BH4 (Kuvan® or sapropterin) BH4 BH2 Inefficient Cross-Membrane Active Transport Kidney Clearance 7.8-Dihydrobiopterin (BH2) Dihydrofolate reductase Tetrahydrobiopterin (BH4) 24 PKU Presentation

Additive Effects of Sepiapterin Sepiapterin is actively transported to misfolded variant PAH tetramers inside a cell and converted to BH4 in pharmacologic concentrations 25 PKU Presentation SP SP BH4 Sepiapterin (SP) Tetrahydrobiopterin (BH4) Misfolded PAH Functional PAH

Additive Effects of Sepiapterin 26 PKU Presentation Sepiapterin and BH4 act as pharmacological chaperones by binding to variant PAH, correcting the conformational structure of the tetramer and promoting metabolism of Phe to Tyr SP Sepiapterin (SP) Tetrahydrobiopterin (BH4) Misfolded PAH Functional PAH

Additive Effects of Sepiapterin 27 PKU Presentation SP Sepiapterin (SP) Tetrahydrobiopterin (BH4) Misfolded PAH Functional PAH

Potential for Sepiapterin to Address Majority of PKU Patients Sepiapterin Patient Segments Therapy-Naive Patients Including Classical PKU Patients Who Are Not Well Controlled Patients Who Have Failed on Current Therapies 28 PKU Presentation

Unmet Need Remains in PKU That Can Potentially Be Addressed by Sepiapterin Sepiapterin has potential advantages over both sapropterin and Palynziq and can potentially treat a broader range of PKU patients PKU leads to a toxic accumulation of Phe in the brain and must be treated from birth Current therapies are not suitable for all PKU patients, and a large unmet need remains 29 PKU Presentation

Agenda 30 PKU Presentation Commercial Landscape for Sepiapterin 2 Clinical Practice in PKU 3 1 Overview of PTC and Sepiapterin

Unmet Need in PKU 31 PKU Presentation

Large Unmet Need Remains in PKU 32 of patients are well-controlled on Kuvan Less than patients globally 58,000 10% 60% poorly controlled 40% well controlled Up to 70% fail ~30% respond PKU Presentation 1. BioMarin first quarter 2021 presentation 1Q 2021. 2. Third party reports prepared for PTC 30% therapy naïve including classical PKU 70% tried Kuvan

The PKU Patient Journey Begins at Birth and Continues Throughout Life 33 PKU Presentation Newborn Screening Geneticist/Pediatric Metabolic Specialist & Dietitian Life-long Protein Restriction, Medical Foods & Formulas Social Isolation, Anxiety, Depression, Fatigue

Key Issues in PKU Management 34 PKU Presentation The consequences of lack of effective Phe control can be devastating to the quality of life for these patients and irreversible in terms of intellectual disability A large majority of PKU patients are not well-controlled on any approved treatment or combination of treatments The majority of PKU patients on diet alone do not achieve effective Phe control by early adulthood due to difficulty staying on the unpalatable, expensive foods and medical formulas required

Two Main Goals of Therapy for PKU Patients 35 PKU Presentation Decreased Blood Levels Phe Increased Dietary Protein Intake (Phe Tolerance) Decreased Blood Phe Levels

Significant Correlation Between Blood Phe Level and IQ 36 PKU Presentation 1 Waisbren et al. Mol Genet Metab (2007) Sep-Oct;92(1-2):63-70 Correlations between Phe level and intelligence quotient (IQ) were extracted from 40 studies and confirmed a significant correlation between blood Phe level and IQ1 Each 100 µmol/l increase in Phe predicted a 1.9 to 4.1 point reduction in IQ

Two Main Goals of Therapy for PKU Patients 37 PKU Presentation Decreased Blood Levels Phe Dietary Protein Increase (Phe Tolerance) Increased Dietary Protein Intake (Phe Tolerance)

Keeping a Strict Diet Is the Largest Burden and Makes Patients Constantly Feel Frustrated and Extremely Limited 38 TRINITY US Qualitative Interviews (N=20 HCPs; N=10 PKU Patients) Patients were asked their current feelings about their dietary restrictions • Patients currently feel limited, frustrated, and anxious regarding their current PKU situation • The inability to eat the same foods as their friends and having limited options at restaurants and school cafeterias heighten these unpleasant emotions • Easing diet restriction is the primary driver for patients to seek more therapeutic options Stressed Limited Frustrated Anxious Disappointed Annoyed Concerned Controlled PKU Presentation

Breakfast § 2 eggs scrambled with cheese = 18g § 2 pieces of bacon = 6g § ½ cup breakfast potatoes = 2.3g Lunch § turkey wrap = 24g § Lays potato chips = 2g § chocolate chip cookie = 1.5g § Diet Coke = 0g Dinner § grilled chicken = 55g § ½ cup broccoli =1.25g § side salad = 2.2g § piece of bread with butter = 3g TOTAL PROTEIN = 115.25g Diet for Non PKU Patient 39 PKU Presentation Diet for PKU Patient

The Burden of a PKU Diet is Substantial 40 What is in 5-10g of protein a day? 2g of protein 1-2g of protein 6g of protein PKU Presentation Avoid all high protein foods Limited natural protein: under 10g/day Very low protein foods allowed Protein substitute – must be taken at least 3 times daily Special low protein prescription foods Some fruit and veg

Patient Perspective 41 PKU Presentation

42

43

Patients Want a Treatment That Allows Them to Liberalize Their Diet While Decreasing the Inconveniences of Some Side Effects 44 Decreasing Importance TRINITY US Qualitative Interviews (N=20 HCPs; N=10 PKU Patients) • Patients mentioned that ease of use includes route of administration, dosing options, and easy storage • Patients are concerned about potential side effects, especially those that are serious and/or persistent • Patients want a treatment that will reduce the Phe levels significantly 1. Allow them to eat more protein and liberalize their diet 2. Improve their cognitive fog and focus Efficacy Safety Ease of Use PKU Presentation

Physician Perspective 45 PKU Presentation

46

47

Blood Phe Reduction and Phe Tolerance Are the Most Important Drivers for HCPs 48 TRINITY US Qualitative Interviews (N=20 HCPs; N=10 PKU Patients) The goal of PKU treatment is to get patient’s Phe levels into a target range (120-360µM/L) Physicians place high importance on Phe tolerance due to issues with outcomes from diet alone Blood Phe Reduction Phe Tolerance Quality of Life PKU Presentation

0% 10% 20% 30% 40% 50% 60% 70% 80% Physicians Expect 30%-50% Phe Reduction from Baseline for a First-Line PKU Therapy 49 Percent Change of Phe Reduction from Baseline Response Rate Minimum Value Ideal Value PKU Presentation TRINITY US Qualitative Interviews (N=20 HCPs; N=10 PKU Patients) (Data on File) APHENITY Topline Results

Commercial Launch Strategy 50 PKU Presentation

APHENITY Results Support Potential for Sepiapterin to Address Majority of PKU Segments Therapy-Naive Patients Including Classical PKU Patients Who Are Not Well Controlled Patients Who Have Failed on Current Therapies 51 Sepiapterin Addressable Population PKU Presentation ~15-30% Target PKU Patients

Commercial Pillars for Success Already Established

Newborn screening with ~58,000 patients worldwide[1,2,3]

Well-known metabolic centers of excellence worldwide

Disease pathology well understood and documented

Connected and coordinated patient advocacy community

52 | PKU Presentation

1. NPKUA; https://www.npkua.org/, 2. Shoraka et. Al, Clin Exp Pediatr. 2020; 63(2): 34–43., 3. Borrajo G., Acta Ped Mex. 2012; 33(6): 279-287.

PTC THERAPEUTICS

PTC Global Commercial Infrastructure Will Allow for Rapid Worldwide Launch KOL/ Payor Relationships PAG Relationships Patient Support Dedicated Customer Facing Teams EAP/ Access & Reimbursement Plug and Play in PKU 53 PKU Presentation

Understanding the Cross-Functional Team at PKU Clinics 54 Patients Dietitian Geneticist Pediatric Metabolic Specialist Nurse Practitioners Endocrinologist Neurologists PKU Presentation

We Have a Deep Understanding of US PKU Treaters and How to Reach Them

~500 HCPs
Kuvan Writers

Treating ~3,000 PKU patients


Psychiatry & Neurology 6%
Other Specialties 7%
Family Medicine 8%
Internal Medicine 8%
Pediatrics 15%
NP/PA 22%
Medical Genetics 34%

~150 HCPs
Palynziq Writers

Treating ~1,000 PKU patients


Internal Medicine 3%
Family Medicine 3%
Other Specialties 1%
Psychiatry & Neurology 0.68%
Pediatrics 13%
NP/PA 27%
Medical Genetics 53%

Overlap exists between KUVAN and PALYNZIQ writers

For each US HCP we have visibility into:

- First/Last Name
- Provider taxonomies and demographics
- Affiliation Hierarchy
- Institutional vs Professional claim types, with differentiation of treatment settings
- Line-item charge details for visit types, procedures, and prescriptions
- Patient makeup and volume
- Professional practice address
- Email
- NPI number, which is used for one-to-one media targeting and sales call planning

55 | PKU Presentation

Lucid Connected Intelligence Real-World Claims Data

PTC THERAPEUTICS

Initial Areas for New Treatment Consideration Have Been Identified 56 ~60 HCPs Kuvan and/or Palynziq Writers With Lapsed Patients Real-world data reveals a valuable opportunity among clinicians with lapsed Kuvan & Palynziq users Patients per Zip 1 4 Lapsed Kuvan Patients Lapsed Palynziq Patients Prescribing HCPs With Lapsed Patients 5 HCPs 2 HCPs 1 HCPs 4 HCPs 1 HCPs 1 HCPs 2 HCPs 2 HCPs 6 HCPs 1 HCPs 1 HCPs 2 HCPs 2 HCPs 2 HCPs 3 HCPs 5 HCPs 1 HCPs 5 HCPs 2 HCPs 1 HCPs 1 HCPs 1 HCPs 1 HCPs 3 HCPs 5 HCPs 3 HCPs PKU Presentation Lucid Connected Intelligence Real-World Claims Data

Key Professional Associations & Patient Advocacy Groups Scientific Medical Associations: Dietitian/Nutritionist Associations: Patient Advocacy Groups: 57 PKU Presentation

Setting the Launch Strategy for an Effective PKU Treatment That Works for More Patients 58 • Amplify strong clinical data and MOA • Physician and Patient Education Programs • Leverage advocates • Provide superior patient support • Pricing/reimbursement strategy • Early access programs Build Confidence Establish Differentiation Ensuring Access in the efficacy and safety of sepiapterin at launch through the clinical body of evidence to the broadest range of PKU patients PKU Presentation

APHENITY Results Support Next Steps in the Regulatory Process and Commercial Planning Pre-Submission Meetings Regulatory Submissions Initiate Launch Preparation 59 PKU Presentation